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                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

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                                    FORM 8-K

                                 CURRENT REPORT

                     PURSUANT TO SECTION 13 OR 15(D) OF THE
                        SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED) SEPTEMBER 15, 2004
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                               IQ BIOMETRIX, INC.
             (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)


        DELAWARE                 0-24001               76-0552098
    (STATE OR OTHER            (COMMISSION            (IRS EMPLOYER
    JURISDICTION OF            FILE NUMBER)        IDENTIFICATION NO.)
     INCORPORATION)


 39111 PASEO PADRE PARKWAY, SUITE 304, FREMONT, CALIFORNIA           94538
         (ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)                  (ZIP CODE)

       REGISTRANT'S TELEPHONE NUMBER, INCLUDING AREA CODE (510) 795-2900

         (FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[_] Written communications pursuant to Rule 425 under the Securities Act
    (17 CFR 230.425)
[_] Soliciting material pursuant to Rule 14a-12 under the Exchange Act
    (17 CFR 240.14a-12)
[_] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange
    Act (17 CFR 240.14d-2(b))
[_] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange
    Act (17 CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

IQ Biometrix, Inc. entered into a proof of concept agreement with Wards Natural Science on September 9, 2004. The agreement calls for Wards to purchase $100,000 of product to be used in a joint initiative to develop forensic kits based on FACES EDU technology, designed for the education industry. The agreement is non-binding in nature and calls for a 50% deposit with the order and remaining balance to be paid in 30 days. A copy of the press release issued September 13, 2004 is attached as Exhibit 99.1 and incorporated herein by reference.

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ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(c)  Exhibits

99.1 Press release dated September 13, 2004

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                                   SIGNATURE

      Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                           IQ BIOMETRIX, INC.


                                           /s/ MICHAEL WALSH
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                                           Michael Walsh
                                           Chief Financial Officer and Secretary


                                           Date: September 15, 2004